UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                     FORM 8K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) NOVEMBER 14, 2003

                           UNITY WIRELESS CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    0-30620
                            Commission File Number)

                                   91-1940650
                       (IRS Employer Identification No.)

               7438 FRASER PARK DRIVE, BURNABY, BC CANADA V5J 5B9
             (Address of principal executive offices and Zip Cose)

                                 (800) 337-6642
              (Registrant's telephone number, including area cose)

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

99.1 Press Release issued by the Registrant on November 14, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 14, 2003 the Registrant issued a press release with additional results for the third quarter of 2003. The press release is attached hereto as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY WIRELESS CORPORATION


By: /s/ Ilan Kenig
    ----------------------------------------------------
Chief Executive Officer and Principal Accounting Officer

Date: November 14, 2003